                                  Schedule 14C

                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box.

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                                   LMKI, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

         1) Title of each class of securities to which transaction applies:

                  ..............................................................

         2)       Aggregate number of securities to which transaction applies:

                  ..............................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................

         4)       Proposed maximum aggregate value of transaction:

                  ..............................................................

         5)       Total fee paid:

                  ..............................................................

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ..............................................................

         2)       Form Schedule or Registration Statement No.:

                  ..............................................................

         3)       Filing Party:

                  ..............................................................

         4)       Date Filed:

                  ..............................................................

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612


To Our Stockholders:

         Notice is hereby given that on November 8, 2000, the Board of Directors and the holders of a majority of the issued and outstanding voting securities (the "CONSENTING STOCKHOLDERS") of LMKI, Inc., a Nevada corporation (the "COMPANY"), granted approval of:

         The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

         The Board of Directors fixed the close of business on November 8, 2000 as the record date for the determination of stockholders entitled to vote with respect to the above action. The Consenting Stockholders, whose outstanding securities represent approximately 66.2% of the Company's outstanding securities entitled to vote on the above action, have consented to the above action. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve this action, the Company does not intend to hold a special stockholders meeting to consider this action and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an Information Statement pursuant to Section 14c of the Securities Exchange Act of 1934 describing the action, which is expected to become fully effective on or about February 28, 2001.

         All necessary corporate approvals in connection with the matters referred to herein have been obtained.

                                             By Order of the Board of Directors

                                             /S/ Bryan L. Turbow
                                             -----------------------------------
                                             Bryan L. Turbow
                                             Chief Executive Officer

Irvine, California
January 22, 2001

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612

                    ----------------------------------------

                              INFORMATION STATEMENT

                    ----------------------------------------



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         This Information Statement is being furnished to the stockholders of record as of November 8, 2000 (the "RECORD DATE") of LMKI, Inc., a Nevada corporation (the "COMPANY"), in connection with the Company's approval of the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

         On November 8, 2000, the Board of Directors (the "BOARD") and the holders of a majority of outstanding voting securities of the Company on the Record Date (the "CONSENTING STOCKHOLDERS") approved the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan by written consent. The Board believes that such actions are in the best interest of LMKI and its stockholders. A copy of the Unanimous Written Consent in Lieu of Special Meeting of the Directors and a copy of the Written Consent of the Majority Stockholders are attached as EXHIBIT "A" and EXHIBIT "B," respectively.


                         REQUISITE STOCKHOLDER APPROVAL
                         ------------------------------


OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date, November 8, 2000, there were issued and outstanding 41,796,795 shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") and 3,700 shares of the Company's preferred stock, $0.001 par value (the "PREFERRED STOCK"). The Consenting Stockholders held approximately 27,680,000 shares of Common Stock, or approximately 66.2% of the Company's issued and outstanding Common Stock.

         Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of the Company, as of the Record Date, on any matter submitted to the vote of stockholders. However, under Nevada Revised Statutes Section 78.315(2), any action which may be taken at stockholders meeting may be taken by written consent of the requisite number of stockholders required to take such action. The approval of the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan require the affirmative vote or written consent of a majority of the Company's outstanding Common Stock. On November 8, 2000, the Consenting Stockholders approved the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

The corporate action described in this Information Statement will not afford the stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.


THE CONSENTING STOCKHOLDERS

         Stockholders of the Company, representing voting rights equal to approximately 66.2% of the shares entitled to vote on Company matters, have delivered written consents to approve the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

          The following table summarizes the security ownership of the Consenting Stockholders of the Company:

                                   Number of Common             Percentage of
                                Shares Entitled to Vote         Common Stock
                Name               As of Record Date          As of Record Date
                ----               -----------------          -----------------
William Kettle                        15,680,000                    37.5%
Bryan Turbow                          12,000,000                    28.7%

         These shares represent approximately 66.2% of the outstanding Common Stock of the Company. Therefore, the proposal has been approved by written consent of the Consenting Stockholders and will take effect twenty (20) days after this Information Statement is first sent to the stockholders.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the capital stock of the Company as of November 8, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors; (iii) certain of the Company's executive officers; and (iv) all executive officers and directors as a group.

                                                                                                 Approximate
Name                           Address                               No. of Shares Owned       Percentage Owned
--------------------------------------------------------------------------------------------------------------------
William J. Kettle (1)(3)       1720 East Garry Ave., Suite 201          15,680,000                  37.5%
                               Santa Ana, CA 92705
Bryan L. Turbow (2)            3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                         12,000,000                  28.7%
Barry Hall (2)                 3861 Sepulveda Blvd.
                               Culver City, CA 90230                        75,000                     *
Teresa Throenle (2)            8303 Alondra Boulevard, 2nd Fl
                               Paramount, CA 90723                          25,000                     *
John W. Diehl, Jr. (4)         2972 Mindanao Drive
                               Costa Mesa, CA 92626                        500,000                   1.2%
A. Maria Kettle (1)            1720 East Garry Ave., Suite 201
                               Santa Ana, CA 92705                          20,000                     *
Christopher Capadouca (2)(7)   3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                            100,000                     *
Named Officers and Directors
as a Group (3 persons)                         -                        12,250,000                    29%

----------
*        Less than 1%
(1) William J. Kettle and Maria Kettle resigned from all positions with Company effective August 8, 2000. The shares held by William Kettle are subject to an irrevocable proxy pursuant to which all shares held by him in excess of 19.99% of the outstanding shares are voted by Barry Hall, Leonard Kajimoto, and Peter Hobbs as proxy holders.
(2)      Current Officer and/or Director.
(3) Includes 7,000,000 shares held by the Chapman Group, a trust in which William Kettle is the Trustee.
(4)      John Diehl resigned as Chief Financial Officer on August 28, 2000.
(5)      Represents options to purchase 75,000 shares of common stock.
(6)      Represents options to purchase 25,000 shares of common stock.
(7)      Represents options to purchase 100,000 shares of common stock.

         Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                               STOCK OPTION PLANS
                               ------------------

PURPOSE

         The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan (the "PLANS") offer selected employees, directors, and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plans seek to achieve this purpose by providing for Awards in the form of Restricted Shares and Options, which may constitute Incentive Stock Options (ISO) or Non-statutory Stock Options (NSO), as well as the direct award or sale of Shares of the Company's Common Stock. The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan are attached as EXHIBIT "C" and EXHIBIT "D," respectively.


ADMINISTRATION

         The Plans shall be administered by the Compensation Committee (the "COMMITTEE") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors. If no Committee has been appointed, the entire Board shall constitute the Committee. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members shall be valid acts of the Committee. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times, Awards may be granted and the number of Shares subject to each Award. The Committee also has authority to prescribe, amend, and rescind rules and regulations relating to the Plans.


ELIGIBILITY

         Under both plans only Employees shall be eligible for designation as Participants by the Committee. An "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a subsidiary, (ii) a member of the Board of Directors, including an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary.

         An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

STOCK SUBJECT TO PLAN

         Shares offered under the Plans shall be authorized but unissued Shares. Subject to Section 5(b) and 9 of the Plans, the aggregate number of Shares that may be issued or transferred as Common Stock pursuant to an Award under the Plans shall not exceed 5,000,000 shares.


TERMS OF AWARDS OR SALES

         Each award of sale of Shares under the Plans shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Any right to acquire Shares under the Plans shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plans shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% or 5% shareholders), except as otherwise provided in Section 4(b) of the Plans. Then entire Purchase Price of Shares issued under the Plans shall be payable in lawful money of the United States of America at the time when such Shares are purchased.


TERMS OF OPTIONS

         Each grant of Options under the Plans shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plans and may be subject to any other terms and conditions which are not inconsistent with the Plans and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Each Stock Option Agreement shall also specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 of the Plans. The Exercise Price of ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) of the Plans. To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Under current tax law, a holder of stock options under the Plans does not, as a general matter, realize taxable income upon the grant or exercise thereof. In general, a holder of stock options will only recognize gain at the time the Common Stock, acquired through exercise of the stock option, is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the common stock on the date of the sale or other disposition exceeds the option price.

NEW PLAN BENEFITS

         As of November 8, 2000, the Company has granted to Employees options to purchase 1,154,300 shares of Common Stock under the 2000 Stock Option Plan. Under the 1999 Stock Option Plan, the Company has granted to Employees 4,000,000 options to purchase shares of Common Stock. Both the 1999 Amended and Restated Stock Option Plan and the 2000 Stock Option Plan were adopted by the Board of the Company on November 7, 2000.

         The following table sets forth certain information concerning outstanding Options under the Stock Option Plans granted to (i) all current executive officers as a group, (ii) all current directors who are not executive officers as a group, (iii) all employees who are not executive officers as a group and (iv) the current non-executive officers required to be disclosed hereunder.


                                       Dollar Value      Number of Units     Dollar Value     Number of Units
Name and Position                      of 1999 Plan       of 1999 Plan       of 2000 Plan      of 2000 Plan
----------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                              -                  -                 -                  -
CEO, CTO, Director (1)
William J. Kettle
CEO (2)                                      -              3,000,000             -                  -
Adela Maria Kettle
COO (3)                                      -                  -                 -                  -
John W. Diehl, Jr.
CFO (4)                                      -               500,000              -               200,000
Christopher Capadouca
CIO (5)                                      -                  -                 -               350,000
Executive Group (6)                          -              3,500,000             -               350,000
Non-Executive Group (7)                      -             500,000 (8)            -               175,000
Non-Executive Officer
Employee Group                               -                  0                 -               804,300
---------------

(1) Bryan Turbow was not granted options under either plans.
(2) Willian Kettle resigned from all positions with the Company effective August 8, 2000. Mr. Kettle was granted 3,000,000 options to purchase shares of common stock under the 1999 Stock Option Plan, exercisable at $.03 per share. 1,000,000 were cancelled pursuant to Mr. Kettle's Severance and Release Agreement. The remaining 2,000,000 options were cancelled as of August 31, 2000 pursuant to Mr. Kettle's authorization.
(3) Adela Maria Kettle resigned from all positions with the Company effective August 8, 2000. Mrs. Kettle has no options under either Plans.
(4) John Diehl resigned from all positions with the Company effective August 28, 2000. Mr. Diehl was granted 500,000 options under the 1999 Amended and Restated Stock Option Plan, which were exercisable at $.031 per share. Mr. Diehl was granted an additional 200,000 options under the 2000 Stock Option Plan, exercisable at $4.531 per share. The 200,000 options granted to Mr. Diehl were subsequently cancelled because he failed to exercise them within 30 days after his resignation as required by his Separation Agreement.
(5) Mr. Capadouca's options for shares of common stock are exercisable at $7.00 per share. One hundred thousand (100,000) options vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 shares shall vest over a three-year period (at a rate of 1/3 per year) of employment. Such options will be exercisable at $7.00 per share. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment.
(6) The executive group currently comprises Mr. Turbow and Mr. Capadouca.
(7) The current non-executive director group comprises Teresa Throenle and Barry Hall. Ms. Throenle was granted 25,000 options to purchase shares of common stock, which are vested and exercisable at $3.97 per share. Mr. Hall was granted 125,000 options to purchase shares of common stock, which vest quarterly, beginning on September 1, 2000, and exercisable at $1.44 per share.
(8) Robert Weaver, one of the Company's former directors, was granted 500,000 options to purchase shares of common stock under the 1999 stock option plan, exercisable at $ 0.031 per share.

Based on the closing price of the Company Common stock as of November 8, 2000, the market value per share of the Company Common Stock underlying the Options was $0.53, as reported by Bloomberg L.P.


                             EXECUTIVE COMPENSATION
                             ----------------------

ANNUAL COMPENSATION TABLE

         The following table sets forth information concerning the compensation paid by the Company, for services rendered for the last three complete fiscal years to the officers, directors, and the four other most highly compensated executive officers of the Company whose salary and bonus exceed $100,000 during the fiscal year ended 2000.

                                           Annual Compensation        Long Term Compensation
                                                                                      Securities
                                                                        Restricted    Underlying       All Other
Name and Principal Position     Year        Salary         Bonus       Stock Awards   Options          Compensation
-----------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                 2000       $120,000          -              -                -               -
CEO, CTO, Director              1999       $120,000          -              -                -               -
                                1998          -              -              -                -               -
Willam J. Kettle                2000       $120,000          -              -                -            $120,000
CEO (1)                         1999          -              -              -            3,000,000           -
                                1998          -              -          4,000,000        4,000,000           -
John W. Diehl, Jr.              2000       $120,000          -              -             200,000         $45,000
CFO (2)                         1999          -              -              -             500,000            -
                                1998          -              -              -                -               -
Maria Kettle                    2000       $120,000          -              -                -            $120,000
COO (3)                         1999          -              -              -                -               -
                                1998          -              -              -                -               -
Christopher Capadouca           2000       $150,000          -              -             350,000            -
CIO (4)                         1999          -              -              -                -               -
                                1998          -              -              -                -               -
---------------

(1) Bryan Turbow became interim CEO after the resignation of William Kettle on August 8, 2000. For Fiscal Year 2000, the Company paid Mr. Turbow an annual compensation of $120,000. For Fiscal Year 1999, the Company paid Mr. Turbow an annual compensation of $120,000.
(2) For Fiscal Year 2000, William Kettle was paid an annual salary of $120,000. For Fiscal Year 1999, in lieu of compensation, Mr. Kettle was granted 3,000,000 options to purchase shares of common stock at $.031 per share, vesting immediately, and 4,000,000 shares of Restricted Common Stock. For Fiscal Year 1998, in lieu of compensation, Mr. Kettle was granted 4,000,000 options to purchase shares of common stock at $.062 per share and 4,000,000 shares of Restricted Common Stock. On August 8, 2000, Mr. Kettle resigned from all positions with the Company, and pursuant to Mr. Kettle's Severance Agreement and Release, the Company will pay him an additional $120,000 for the Fiscal Year 2001, payable in 12 equal monthly installments, due on the 10th of each month, commencing on August 2000.
(3) In addition to John Diehl's base salary of $120,000, he was granted 200,000 options to purchase shares of the Company's common stock at $4.531 per share. On August 28, 2000, Mr. Diehl resigned from all positions with the Company. Because he did not exercise the 200,000 options within 30 days after his departure from the Company, as per his employment agreement, the options were cancelled. Pursuant to his Separation Agreement, Mr. Diehl was retained as a consultant for 3 months and the Company paid him $45,000.

(4) For Fiscal Year 2000, the Company paid Adela Maria Kettle $120,000. On August 8, 2000, Mrs. Kettle resigned from all positions with the Company, and pursuant to her Severance Agreement and Release, the Company will pay her an additional $120,000 for the Fiscal Year 2001.
(5) In addition to Chritopher Capadouca's annual base salary of 150,000, he was granted options to purchase 350,000 shares of common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase 100,000 shares of common stock vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 shall vest over a three-year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants to purchase shares of the Company's Common Stock to each of the officers named in the summary compensation table above who were granted stock options by the Company during the fiscal year ended August 31, 2000.

                                                                                           Potential Realizable Value
                                                                                           at Assumed Annual Rates
                                                                                           of Stock Price Appreciation
                                                                                           for Option Term
Individual Grants
                                                 Percent of
                               Number of           Total
                               Securities       Options/SARs
                               Underlying        Granted to     Exercise or
                              Options/SARs      Employees in     Base Price    Expiration
Name                          Granted (#)       Fiscal Year        ($/Sh)         Date         5% ($)        10(%)
------------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                    -                 -               -             -             -             -
CEO, CTO, Director (1)
William J. Kettle
CEO (2)                            -                 -               -             -             -             -
John W. Diehl, Jr.
CFO (3)                         200,000              8%            $4.531          -             -             -
Maria Kettle
COO (4)                            -                 -               -             -             -             -
Christopher Capadouca
CIO (5)                         350,000             14%            $7.00        05/30/03      $122,500      $245,000

---------------
(1) The Company did not grant Bryan Turbow stock options during the fiscal year ended August 31, 2000. (2) The Company did not grant William Kettle stock options during the fiscal year ended August 31, 2000. (3) The Company granted John Diehl 200,000 options to purchase shares of the Company's common stock at $4.531 per share. All 200,000 options were, subsequently, cancelled because Mr. Diehl did not exercise them within 30 days after his departure from the Company, as per his Separation Agreement.
(4) The Company did not grant Adela Maria Kettle stock options during the fiscal year ended August 31, 2000. (5) The Company granted Christopher Capadouca options to purchase 350,000 shares of common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase 100,000 shares of common stock vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 share shall vest over a three-year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment. All options will expire 3 years after vesting.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

         The following table sets forth information concerning exercises of options by the Company's officers named in the table during the fiscal year ended August 31, 2000.

                                                                         Number of Securities        Value of
                                                                        Underlying Unexercised   Unexercised in-
                                                                        Options/SARs at fiscal      the-money
                                                                             year end (#)          options/SARs
                                Shares Acquired                              Exercisable/          Exercisable/
Name                            on Exercise (#)    Value Realized ($)       Unexercisable         Unexercisable
--------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                        -                    -                     -                     -
CEO, CTO, Director (1)
William J. Kettle
CEO (2)                            4,000,000            8,376,000                 -                     -
Maria Kettle
COO (3)                                -                    -                     -                     -
John W. Diehl
CFO (4)                             500,000             4,765,500              200,000                  -
Christopher Capadouca
CIO (5)                                -                    -                  100,000                  -

---------------

(1) Bryan Turbow did not receive options to purchase shares under either plans.
(2) As part of William Kettle's compensation, he received 3,000,000 options to purchase shares of Company's common stock at $.031; however, they were never exercised, and pursuant to Mr. Kettle's authorization, the 3,000,000 shares were subsequently cancelled.
(3) Adela Maria Kettle was not granted options to purchase shares of Company's common stock. (4) John Diehl exercised his 500,000 options to purchase shares of Company's common stock on January 31, 2000. The options were granted on January 1, 2000, pursuant to the 1999 Stock Option Plan. The options were exercisable at $.031 per share. Mr. Diehl was also granted 200,000 options to purchase shares of the Company's common stock under the 2000 Stock Option Plan. These options, which do not expire until 11/25/01, were not exercised and, subsequently, were cancelled in November 2000 because Mr. Diehl did not exercise the options within 30 days of his resignation per his employment agreement.
(5) Christopher Capadouca was granted 350,000 options pursuant to the 2000 Stock Option Plan. 100,000 options vested upon the start of employment; the remainder would vest over the next 3 years.

Based on the closing price of the Company common stock as of August 8, 2000, the market value per share of the Company Common Stock underlying the options was $1.81, as reported by Bloomberg L.P.

COMPENSATION OF DIRECTORS

         Currently no directors receive any cash-based salary from the Company and will not do so until the Company raises additional funding. Upon the Company successfully raising additional capital, the Company's Advisory Directors may receive for their services an annual fee between $10,000 to $25,000. Additionally, such directors may also be reimbursed by the Company for their expenses in attending meetings of the Board of Directors or any Committee thereof.


EMPLOYMENT CONTRACTS

         The Company and Mr. Christopher Capadouca are parties to an employment agreement dated May 1, 2000 and terminating April 30, 2003. Under the agreement, Mr. Capadouca will receive an annual salary of One Hundred and Fifty Thousand Dollars ($150,000). The Company shall review this amount annually, and the Company shall determine, in its sole discretion, whether Mr. Capadouca's salary shall be increased, with such determination to be made on the basis of an evaluation of Executive's performance, the performance of the company, and other factors as Company deems appropriate. Mr. Capadouca shall be eligible to receive an annual bonus up to twenty percent (20%) of his then current annual salary. Additionally, subject to approval of the Directors, the Company shall grant to Mr. Capadouca options to purchase an aggregate of 350,000 shares of the Company's common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase One Hundred Thousand (100,000) shares shall vest upon the start of employment. Options to purchase an additional 100,000 shares shall vest over a 3 year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining One Hundred Fifty Thousand (150,000) share shall vest on April 14, 2001.

         No employment agreement currently exists between the Company and Mr. Bryan Turbow. The Company, however, anticipates that it will enter into an employment agreement with Mr. Turbow in the near future. Mr. William Kettle, Ms. Adela Kettle, and Mr. John Diehl have all resigned from their positions as of August 31, 2000.


OTHER BUSINESS

         No further business will be transacted by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                             By Order of the Board of Directors

                                             /S/ Bryan L. Turbow
                                             -----------------------------------
                                             Bryan L. Turbow
                                             Chief Executive Officer

                                    EXHIBIT A
                                    ---------


                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                   LMKI, INC.,
                              A Nevada corporation


         The undersigned, being all of the directors of LMKI, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority vested in them by Nevada Revised Statutes Section 78.315(2), hereby adopt the following recitals and resolutions by their unanimous written consent thereto, effective November 7, 2000, hereby waiving all notice to and the holding of a meeting of the Board of Directors (the "Board") to act upon such resolutions.


             Approval of Amended and Restated 1999 Stock Option Plan
             -------------------------------------------------------
                           and 2000 Stock Option Plan
                           --------------------------


         WHEREAS, the Board deems it to be in the best interest of the Corporation to adopt an employee stock option plan for the years 1999 and 2000.

         RESOLVED, the Board accepts, approves, and adopts the Corporation's Amended and Restated 1999 Stock Option Plan.

         RESOLVED, the Board accepts, approves, and adopts the Corporation's 2000 Stock Option Plan.

         RESOLVED FURTHER, this Unanimous Written Consent may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation, have executed this Unanimous Written Consent of the Board of Directors of LMKI, Inc. to be effective as of November 7, 2000.


------------------------------                   ------------------------------
Teresa M. Throenle                               Bryan L. Turbow


------------------------------
Barry Hall

                                   EXHIBIT B
                                   ---------


                                 WRITTEN CONSENT
                          OF THE MAJORITY STOCKHOLDERS
                                 OF LMKI, INC.,
                              a Nevada corporation


         The undersigned, being the majority stockholders of LMKI, INC., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Nevada Revised Statutes Section 78.320(2), hereby adopt the following recitals and resolutions by written consent thereto, effective as of November 8, 2000, hereby waiving all notice to and the holding of a meeting to act upon such resolutions.


         APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION PLAN AND NEW
         ---------------------------------------------------------------
                             2000 STOCK OPTION PLAN
                             ----------------------

WHEREAS, it is deemed to be in the best interest of the Corporation to adopt an employee stock option plan for the years 1999 and 2000.

         RESOLVED, the Majority Stockholders accepts, approves, and adopts the Corporation's Amended and Restated 1999 Stock Option Plan.

         RESOLVED, the Majority Stockholders accepts, approves, and adopts the Corporation's 2000 Stock Option Plan.

         FURTHER RESOLVED, this written Consent may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned, being the majority stockholders of the Corporation, have executed this Written Consent of the Majority Stockholders of LMKI, Inc. effective as of November 8, 2000.


                              --------------------------------------------------
                              BRYAN L. TURBOW
                              (Holder of 31.8% of Common Stock)

                              Voting proxy for William J. Kettle's shares (20%) Requires 2 of the 3 signors below


                              --------------------------------------------------
                              Barry Hall


                              --------------------------------------------------
                              Leonard Kajimoto


                              --------------------------------------------------
                              Peter Hobbs

                                    EXHIBIT C
                                    ---------


                                   LMKI, INC.

                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

SECTION 1. PURPOSE...........................................................1


SECTION 2. DEFINITIONS.......................................................1

         (a)      "Award"....................................................1
         (b)      "Board of Directors".......................................1
         (c)      "Change in Control"........................................1
         (d)      "Code".....................................................2
         (e)      "Committee"................................................2
         (f)      "Common-Law Employee"......................................2
         (g)      "Company"..................................................2
         (h)      "Employee".................................................2
         (i)      "Exchange Act".............................................2
         (j)      "Exercise Price"...........................................2
         (k)      "Fair Market Value"........................................2
         (l)      "Incentive Stock Option" or "ISO"..........................3
         (m)      "Nonstatutory Option" or "NSO".............................3
         (n)      "Offeree"..................................................3
         (o)      "Option"...................................................3
         (p)      "Optionee".................................................3
         (q)      "Outside Director".........................................3
         (r)      "Participant"..............................................3
         (s)      "Plan".....................................................4
         (t)      "Purchase Price"...........................................4
         (u)      "Restricted Share".........................................4
         (v)      "Service"..................................................4
         (w)      "Share"....................................................4
         (x)      "Stock"....................................................4
         (y)      "Stock Award Agreement"....................................4
         (z)      "Stock Option Agreement"...................................4
         (aa)     "Stock Purchase Agreement".................................4
         (bb)     "Subsidiary"...............................................5
         (cc)     "Total and Permanent Disability"...........................5
         (dd)     "W-2 Payroll"..............................................5

SECTION 3. ADMINISTRATION....................................................5

         (a)      Committee Membership.......................................5
         (b)      Committee Procedures.......................................5
         (c)      Committee Responsibilities.................................5
         (d)      Committee Liability........................................6
         (e)      Financial Reports..........................................6

SECTION 4. ELIGIBILITY.......................................................6

         (a)      General Rule...............................................6
         (b)      Ten-Percent Shareholders...................................6
         (c)      Attribution Rules..........................................6
         (d)      Outstanding Stock..........................................7

SECTION 5. STOCK SUBJECT TO PLAN.............................................7

         (a)      Basic Limitation...........................................7
         (b)      Additional Shares..........................................7

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES...........................7

         (a)      Stock Purchase Agreement...................................7
         (b)      Duration of Offers.........................................8
         (c)      Purchase Price.............................................8
         (d)      Payment for Shares.........................................8
         (e)      Exercise of Awards on Termination of Service...............9

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED.....................9

         (a)      Form and Amount of Award...................................9
         (b)      Exercisability.............................................9
         (c)      Effect of Change in Control................................9
         (d)      Voting Rights..............................................9

SECTION 8. TERMS AND CONDITIONS OF OPTIONS..................................10

         (a)      Stock Option Agreement....................................10
         (b)      Number of Shares..........................................10
         (c)      Exercise Price............................................10
         (d)      Exercisability............................................10
         (e)      Effect of Change in Control...............................10
         (f)      Term......................................................10
         (g)      Exercise of Options on Termination of Service.............11
         (h)      Payment of Option Shares..................................11
         (i)      No Rights as a Shareholder................................11
         (j)      Modification, Extension and Assumption of Options.........11

SECTION 9. ADJUSTMENT OF SHARES.............................................12

         (a)      General...................................................12
         (b)      Reorganizations...........................................12
         (c)      Reservation of Rights.....................................12

SECTION 10. WITHHOLDING TAXES...............................................12

         (a)      General...................................................12
         (b)      Share Withholding.........................................12
         (c)      Cashless Exercise/Pledge..................................13
         (d)      Other Forms of Payment....................................13

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS................................13

         (a)      General...................................................13
         (b)      Trusts....................................................13


SECTION 12. LEGAL REQUIREMENTS..............................................13


SECTION 13. NO EMPLOYMENT RIGHTS............................................14


SECTION 14. DURATION AND AMENDMENTS.........................................14

         (a)      Term of the Plan..........................................14
         (b)      Right to Amend or Terminate the Plan......................14
         (c)      Effect of Amendment or Termination........................14

                        LMKI, INC. 2000 STOCK OPTION PLAN
                        ---------------------------------


SECTION 1. PURPOSE.
-------------------

         The purpose of the 2000 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. While this Plan is intended to satisfy federal Rule 701 and
Section 25102(o) of the California Corporations Code, awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Committee in the award agreement.

SECTION 2. DEFINITIONS.
-----------------------

         (a) "AWARD" shall mean any award of an Option, Restricted Share or other right under the Plan.

         (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

                  (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

                  (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

         (f) "COMMON-LAW EMPLOYEE" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

         (g) "COMPANY" shall mean LMKI, Inc.

         (h) "EMPLOYEE" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

         (i) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

         (j) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (k) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (l) "INCENTIVE STOCK OPTION" OR "ISO" shall mean an employee incentive stock option described in Code section 422(b).

         (m) "NONSTATUTORY OPTION" OR "NSO" shall mean an employee stock option that is not an ISO.

         (n) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "OPTION" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "OPTIONEE" shall mean an individual or estate who holds an Option.

         (q) "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

         (r) "PARTICIPANT" shall mean an individual or estate who holds an Award.

         (s) "PLAN" shall mean this 2000 Stock Option Plan of LMKI, Inc.

         (t) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (u) "RESTRICTED SHARE" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

         (v) "SERVICE" shall mean service as an Employee.

         (w) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (x) "STOCK" shall mean the common stock of the Company.

         (y) "STOCK AWARD AGREEMENT" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         (z) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (aa) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (bb) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (cc) "TOTAL AND PERMANENT DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (dd) "W-2 PAYROLL" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.
--------------------------

         (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

         (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) COMMITTEE RESPONSIBILITIES. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

         (d) COMMITTEE LIABILITY. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

         (e) FINANCIAL REPORTS. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
-----------------------

         (a) GENERAL RULE. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

         (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

         (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
---------------------------------

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 Shares.

         In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under
Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
---------------------------------------------------

         (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) DURATION OF OFFERS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

         (c) PURCHASE PRICE. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

         (d) PAYMENT FOR SHARES. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (e) EXERCISE OF AWARDS ON TERMINATION OF SERVICE. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.
----------------------------------------------------------------

         (a) FORM AND AMOUNT OF AWARD. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         (b) EXERCISABILITY. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

         (c) EFFECT OF CHANGE IN CONTROL. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING RIGHTS. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

         (d) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

         (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (f) TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (g) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

         (h) PAYMENT OF OPTION SHARES. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (i) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.
--------------------------------

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5,
(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in
Section 9(c) shall apply.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.
------------------------------

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

         (c) CASHLESS EXERCISE/PLEDGE. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

         (d) OTHER FORMS OF PAYMENT. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.
---------------------------------------------

         (a) GENERAL. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the Shares are subject to California Corporations Code ss. 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections
260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

         (b) TRUSTS. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.
-------------------------------

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.
---------------------------------

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.
------------------------------------

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

                                    EXHIBIT D
                                    ---------


                                   LMKI, INC.

                             2000 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

SECTION 1. PURPOSE.............................................................1

SECTION 2. DEFINITIONS.........................................................1

         (a)      "Award"......................................................1
         (b)      "Board of Directors".........................................1
         (c)      "Change in Control"..........................................1
         (d)      "Code".......................................................2
         (e)      "Committee"..................................................2
         (f)      "Common-Law Employee"........................................2
         (g)      "Company"....................................................2
         (h)      "Employee"...................................................2
         (i)      "Exchange Act"...............................................2
         (j)      "Exercise Price".............................................2
         (k)      "Fair Market Value"..........................................2
         (l)      "Incentive Stock Option" or "ISO"............................3
         (m)      "Nonstatutory Option" or "NSO"...............................3
         (n)      "Offeree"....................................................3
         (o)      "Option".....................................................3
         (p)      "Optionee"...................................................3
         (q)      "Outside Director"...........................................3
         (r)      "Participant"................................................3
         (s)      "Plan".......................................................4
         (t)      "Purchase Price".............................................4
         (u)      "Restricted Share"...........................................4
         (v)      "Service"....................................................4
         (w)      "Share"......................................................4
         (x)      "Stock"......................................................4
         (y)      "Stock Award Agreement"......................................4
         (z)      "Stock Option Agreement".....................................4
         (aa)     "Stock Purchase Agreement"...................................4
         (bb)     "Subsidiary".................................................5
         (cc)     "Total and Permanent Disability".............................5
         (dd)     "W-2 Payroll"................................................5

SECTION 3. ADMINISTRATION......................................................5

         (a)      Committee Membership.........................................5
         (b)      Committee Procedures.........................................5
         (c)      Committee Responsibilities...................................5
         (d)      Committee Liability..........................................6
         (e)      Financial Reports............................................6

SECTION 4. ELIGIBILITY.........................................................6

         (a)      General Rule.................................................6
         (b)      Ten-Percent Shareholders.....................................6
         (c)      Attribution Rules............................................6
         (d)      Outstanding Stock............................................7

SECTION 5. STOCK SUBJECT TO PLAN...............................................7

         (a)      Basic Limitation.............................................7
         (b)      Additional Shares............................................7

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.............................7

         (a)      Stock Purchase Agreement.....................................7
         (b)      Duration of Offers...........................................8
         (c)      Purchase Price...............................................8
         (d)      Payment for Shares...........................................8
         (e)      Exercise of Awards on Termination of Service.................9

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED.......................9

         (a)      Form and Amount of Award.....................................9
         (b)      Exercisability...............................................9
         (c)      Effect of Change in Control..................................9
         (d)      Voting Rights................................................9

SECTION 8. TERMS AND CONDITIONS OF OPTIONS....................................10

         (a)      Stock Option Agreement......................................10
         (b)      Number of Shares............................................10
         (c)      Exercise Price..............................................10
         (d)      Exercisability..............................................10
         (e)      Effect of Change in Control.................................10
         (f)      Term........................................................10
         (g)      Exercise of Options on Termination of Service...............11
         (h)      Payment of Option Shares....................................11
         (i)      No Rights as a Shareholder..................................11
         (j)      Modification, Extension and Assumption of Options...........11

SECTION 9. ADJUSTMENT OF SHARES...............................................12

         (a)      General.....................................................12
         (b)      Reorganizations.............................................12
         (c)      Reservation of Rights.......................................12

SECTION 10. WITHHOLDING TAXES.................................................12

         (a)      General.....................................................12
         (b)      Share Withholding...........................................12
         (c)      Cashless Exercise/Pledge....................................13
         (d)      Other Forms of Payment......................................13

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS..................................13

         (a)      General.....................................................13
         (b)      Trusts......................................................13

SECTION 12. LEGAL REQUIREMENTS................................................13

SECTION 13. NO EMPLOYMENT RIGHTS..............................................14

SECTION 14. DURATION AND AMENDMENTS...........................................14

         (a)      Term of the Plan............................................14
         (b)      Right to Amend or Terminate the Plan........................14
         (c)      Effect of Amendment or Termination..........................14

                        LMKI, INC. 2000 STOCK OPTION PLAN
                        ---------------------------------


SECTION 1. PURPOSE.
-------------------

         The purpose of the 2000 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. While this Plan is intended to satisfy federal Rule 701 and
Section 25102(o) of the California Corporations Code, awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Committee in the award agreement.

SECTION 2. DEFINITIONS.
-----------------------

         (a) "AWARD" shall mean any award of an Option, Restricted Share or other right under the Plan.

         (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

                  (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

                  (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

         (f) "COMMON-LAW EMPLOYEE" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

         (g) "COMPANY" shall mean LMKI, Inc.

         (h) "EMPLOYEE" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

         (i) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

         (j) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (k) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (l) "INCENTIVE STOCK OPTION" OR "ISO" shall mean an employee incentive stock option described in Code section 422(b).

         (m) "NONSTATUTORY OPTION" OR "NSO" shall mean an employee stock option that is not an ISO.

         (n) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "OPTION" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "OPTIONEE" shall mean an individual or estate who holds an Option.

         (q) "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

         (r) "PARTICIPANT" shall mean an individual or estate who holds an Award.

         (s) "PLAN" shall mean this 2000 Stock Option Plan of LMKI, Inc.

         (t) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (u) "RESTRICTED SHARE" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

         (v) "SERVICE" shall mean service as an Employee.

         (w) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (x) "STOCK" shall mean the common stock of the Company.

         (y) "STOCK AWARD AGREEMENT" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         (z) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (aa) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (bb) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (cc) "TOTAL AND PERMANENT DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (dd) "W-2 PAYROLL" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.
--------------------------

         (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

         (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) COMMITTEE RESPONSIBILITIES. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

         (d) COMMITTEE LIABILITY. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

         (e) FINANCIAL REPORTS. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
-----------------------

         (a) GENERAL RULE. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

         (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

         (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
---------------------------------

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 Shares.

         In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under
Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
---------------------------------------------------

         (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) DURATION OF OFFERS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

         (c) PURCHASE PRICE. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

         (d) PAYMENT FOR SHARES. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (e) EXERCISE OF AWARDS ON TERMINATION OF SERVICE. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.
----------------------------------------------------------------

         (a) FORM AND AMOUNT OF AWARD. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         (b) EXERCISABILITY. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

         (c) EFFECT OF CHANGE IN CONTROL. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING RIGHTS. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

         (d) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

         (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (f) TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (g) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

         (h) PAYMENT OF OPTION SHARES. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (i) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.
--------------------------------

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5,
(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in
Section 9(c) shall apply.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.
------------------------------

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

         (c) CASHLESS EXERCISE/PLEDGE. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

         (d) OTHER FORMS OF PAYMENT. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.
---------------------------------------------

         (a) GENERAL. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the Shares are subject to California Corporations Code ss. 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections
260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

         (b) TRUSTS. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.
-------------------------------

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.
---------------------------------

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.
------------------------------------

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                                   LMKI, INC.

                             2000 STOCK OPTION PLAN
                             ----------------------

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


         LMKI, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2000 Stock Option Plan (the "Plan").

Date of Grant: _________________________________________________________________

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number: _____________________________________________

Number of Shares Covered by Option:_____________________________________________

Exercise Price per Share:  $_______________________

[must be at least 100% fair market value on Date of Grant]


Vesting Start Date:________________________________

___ Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee: ______________________________________________
                         (Signature)

Company:  ______________________________________________
                         (Signature)

          Title:________________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.


                                   LMKI, INC.

                             2000 STOCK OPTION PLAN
                             ----------------------

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


INCENTIVE STOCK   This Option is intended to be an incentive stock option under
OPTION            section 422 of the Internal Revenue Code and will be
                  interpreted accordingly.

VESTING No Shares will vest until you have performed _________ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to ________ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of _______ of the Shares at the end of each full month thereafter. After you have completed _________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

                  You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. THE 83(b) ELECTION MUST BE FILED WITHIN 30 DAYS OF THE DATE YOU EXERCISE.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR           If your Service terminates for any reason except death,
TERMINATION       Disability or for "Cause," your Option will expire at the
                  close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY        If your Service terminates because of your Disability, your
                  Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                  "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF         For purposes of this Option, your Service does not terminate
ABSENCE           when you go on a BONA FIDE leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF         When you wish to exercise this Option, you must execute
EXERCISE          EXHIBIT A (and, if exercise is prior to vesting, you must also execute EXHIBITS B AND D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF           When you submit EXHIBIT A, you must include payment of the
PAYMENT           Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

                  o Your personal check, a cashier's check or a money order.

                  o Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                  o To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  o Any other form of legal consideration approved by the Committee.

WITHHOLDING       You will not be allowed to exercise this Option unless you
TAXES             make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS      By signing this Agreement, you agree not to exercise this
ON RESALE         Option or sell any Shares acquired upon exercise of this
                  Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities
                  Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                  Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                  If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S     In the event that you propose to sell, pledge or otherwise
RIGHT OF FIRST    transfer to a third party any Shares acquired under this
REFUSAL           Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer
                  Shares acquired under this Agreement, you must give a written
                  "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                  The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                  The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

                  The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT OF          Following termination of your Service for any reason, the
REPURCHASE        Company shall have the right to purchase all of those vested
                  Shares that you have or will acquire under this Option
                  (unvested Shares which have been exercised are subject to a Repurchase Option set forth in EXHIBIT A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER OF       Prior to your death, only you may exercise this Option. You
OPTION            cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                  Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS  This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER       Neither you, nor your estate or heirs, have any rights as a
RIGHTS            shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS       In the event of a stock split, a stock dividend or a similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S

                  PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE LAW    This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND      The text of the Plan is incorporated in this Agreement by
OTHER             reference. Certain capitalized terms used in this Agreement
AGREEMENTS        are defined in the Plan.

                  This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                                   LMKI, INC.

                             2000 STOCK OPTION PLAN
                             ----------------------

                       NONSTATUTORY STOCK OPTION AGREEMENT
                       -----------------------------------


         LMKI, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2000 Stock Option Plan (the "Plan").

Date of Grant: _________________________________________________________________

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number: _____________________________________________

Number of Shares Covered by Option:_____________________________________________

Exercise Price per Share:  $_______________________

Vesting Start Date:________________________________

___ Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee: ______________________________________________
                         (Signature)

Company:  ______________________________________________
                         (Signature)

          Title:________________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                                   LMKI, INC.
                             2000 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY      This Option is not intended to be an incentive stock option
STOCK OPTION      under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING No Shares will vest until you have performed _______ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to _______ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of ________ of the Shares at the end of each full month thereafter. After you have completed ________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

                  You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. THE 83(b) ELECTION MUST BE FILED WITHIN 30 DAYS OF THE DATE YOU EXERCISE.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR           If your Service terminates for any reason except death,
TERMINATION       Disability, or for "Cause" your Option will expire at the
                  close of business at Company headquarters on the 30th day after your termination date. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY        If your Service terminates because of your Disability, your
                  Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

                  "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF         For purposes of this Option, your Service does not terminate
ABSENCE           when you go on a BONA FIDE leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to Service. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF         When you wish to exercise this Option, you must execute
EXERCISE          EXHIBIT A (and if exercise is prior to vesting you must also execute EXHIBITS B AND D). Your Exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF           When you submit EXHIBIT A, you must include payment of the
PAYMENT           Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

                  o Your personal check, a cashier's check or a money order.

                  o Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                  o To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  o Any other form of legal consideration approved by the Committee.

WITHHOLDING       You will not be allowed to exercise this Option unless you
TAXES             make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS      By signing this Agreement, you agree not to exercise this
ON RESALE         Option or sell any Shares acquired upon exercise of this
                  Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities
                  Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                  Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                  If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S     In the event that you propose to sell, pledge or otherwise
RIGHT OF          transfer to a third party any Shares acquired under this
FIRST REFUSAL     Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer
                  Shares acquired under this Agreement, you must give a written
                  "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                  The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                  The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                  The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

                  The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT OF          Following termination of your Service for any reason, the
REPURCHASE        Company shall have the right to purchase all of those vested
                  Shares that you have or will acquire under this Option
                  (unvested Shares which have been exercised are subject to a Repurchase Option set forth in EXHIBIT A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER          Prior to your death, only you may exercise this Option. You
OF OPTION         cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                  Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION         This Agreement does not give you the right to be retained by
RIGHTS            the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER       Neither you, nor your estate or heirs, have any rights as a
RIGHTS            shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS       In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE LAW    This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND      The text of the Plan is incorporated in this Agreement by
OTHER             reference. Certain capitalized terms used in this Agreement
AGREEMENTS        are defined in the Plan.

                  This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

                                    EXHIBIT A
                                    ---------


                                   LMKI, INC.


             NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT
             ------------------------------------------------------


                  THIS AGREEMENT is dated as of ___________, ____, between LMKI, Inc. (the "Company"), and _________________ ("Purchaser").


                              W I T N E S S E T H:

         WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ______ shares of the Company's common stock (the "Option Shares"); and

         WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

         WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the LMKI, Inc. 2000 Stock Option Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

         NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1: PURCHASE OF SHARES.
------------------------------

         (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

         (b) The closing hereunder (the "Closing") shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the "Closing Date").

SECTION 2: REPURCHASE OPTION
----------------------------

         All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the "Repurchase Option Stock") shall be subject to the following option (the "Repurchase Option"):

         (a) In the event the Purchaser terminates service with the Company ("Service") for any reason, with or without cause, the Company may exercise the Repurchase Option.

         (b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Service to purchase from the Purchaser all shares of Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the "Option Price"). The purchase price shall be paid by certified or cashier's check or by cancellation of any indebtedness of Purchaser to the Company.

         (c) Nothing in this Agreement shall be construed as a right by purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION 3: EXERCISE OF REPURCHASE OPTION
----------------------------------------

         The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION 4: WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION
--------------------------------------------------------------

         If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5: ESCROW OF SHARES
---------------------------

         (a) As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

         (b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser's employment with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION 6: ADJUSTMENT OF SHARES
-------------------------------

         Subject to the provisions of the Articles of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

         (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

         (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION 7: THE COMPANY'S RIGHT OF FIRST REFUSAL.
------------------------------------------------

         Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8: PURCHASER'S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF
-----------------------------------------------------------------------------
FIRST REFUSAL.
--------------

         If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9: TRANSFER BY PURCHASER TO CERTAIN TRUSTS.
---------------------------------------------------

         Purchaser shall have the right to transfer all or any portion of Purchaser's interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser's spouse or Purchaser's children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION 10: LEGEND OF SHARES.
-----------------------------

         All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 11: PURCHASER'S INVESTMENT REPRESENTATIONS.
---------------------------------------------------

         (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

         (b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

         (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

         (d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code ss.25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

         (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 12: ASSISTANCE TO PURCHASER UNDER RULE 144.
---------------------------------------------------

         The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13: NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.
-------------------------------------------------------

         The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14: RIGHTS OF PURCHASER.
--------------------------------

         Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION 15: OTHER NECESSARY ACTIONS.
------------------------------------

         The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16: NOTICE.
-------------------

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION 17: SUCCESSORS AND ASSIGNS.
-----------------------------------

         This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18: APPLICABLE LAW.
---------------------------

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 19: NO STATE QUALIFICATION.
-----------------------------------

         THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 20: NO ORAL MODIFICATION.
---------------------------------

         No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21: ENTIRE AGREEMENT.
-----------------------------

         This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


LMKI, INC.                                        PURCHASER


By _________________________                      _____________________________

                                    EXHIBIT B
                                    ---------


                            JOINT ESCROW INSTRUCTIONS
                            -------------------------

                               ____________, ____


Secretary

---------------------

Dear Sir or Madam:

         As Escrow Agent for both LMKI, Inc. (the "Company"), and ___________________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option dated ________ ("Option Agreement"), in accordance with the following instructions:

         1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

         2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier's check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this
Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

         4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

         5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

         6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

         7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

         13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

         14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

         17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

         19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                              Very truly yours,

                                              LMKI, INC.


                                              By ___________________________




ESCROW AGENT:                            PURCHASER:


--------------------------               ------------------------------

                                    EXHIBIT C
                                    ---------


                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                   -------------------------------------------

        BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT OF
        ----------------------------------------------------------------

                                   LMKI, INC.
                                   ----------


         The undersigned, as transferee of shares of LMKI, INC., hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of LMKI, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

         Dated:  ____________________, ____.


                                                 By ___________________________

                                    EXHIBIT D
                                    ---------


                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


         FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________
(________) shares of the Common Stock of LMKI, INC. (the "Company"), standing in __________ name on the books of the Company represented by Certificate No.
___________ herewith and hereby irrevocably constitutes and appoints
________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

         Dated:  ____________________, ____.

                                      -1-